UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-21765

Macquarie Global Infrastructure Total Return Fund Inc.
(Exact name of registrant as specified in charter)

125 West 55th Street, New York, NY			10019
(Address of principal executive offices)			(Zip code)

JoEllen L. Legg ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(303) 623-2577

Date of fiscal year end:	November 30

Date of reporting period:	December 1, 2007 – November 30, 2008

Item 1.  Reports to Stockholders.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND
ANNUAL REPORT 2008

MACQUARIE

CAUTION REGARDING FORWARD-LOOKING STATEMENTS AND PAST PERFORMANCE

This Annual Report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of Macquarie Capital Investment Management, LLC and its respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Past performance is not a reliable indication of future performance. When evaluating the information included in this Annual Report, you are cautioned not to place undue reliance on these forward looking statements, which reflect the judgment of Macquarie Capital Investment Management, LLC and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

Capitalized terms, used but not defined herein, have the meaning assigned to them in the Fund’s prospectus.

The Macquarie Global Infrastructure Total Return Fund (MGU) is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia), and its obligations do not represent deposits with or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (MBL). MBL does not guarantee or otherwise provide assurance with respect to the obligations of the Fund.

Shareholder Letter

NOVEMBER 30, 2008 (unaudited)

Introduction

We are pleased to present this annual report to the shareholders of Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or “Fund”) for the year ended November 30, 2008 (“Period”). The Fund has been in operation for over three years, having commenced operations and begun trading on the New York Stock Exchange on August 26, 2005 under the ticker symbol “MGU.”

Performance & Portfolio Review

The NAV total return for the Fund and certain indices for the Period are summarized in the table below. Although the Fund is not managed toward any benchmark, we believe the following indices offer a helpful frame of reference.

For the Year Ended	Total
November 30, 2008(1)	Returns
Macquarie Global Infrastructure Total Return Fund (MGU) - NAV	(50.7)%
Macquarie Global Infrastructure Total Return Fund (MGU) – Market Price	(60.6)%
Macquarie Global Infrastructure Index (2) (“MGII”)	(34.9)%
MSCI Gross World USD Total Return	(42.9)%

We believe that the Fund experienced negative performance during the Period for four main reasons:

•                  The global infrastructure sector was not immune from the weakness and historically high volatility in global equity markets brought on by credit market dislocation, financial sector concerns and the global economic slowdown. As a result, a significant disconnect developed for the Fund’s holdings between their market price performance and their generally sound operational performance.

•                  Transportation infrastructure holdings were negatively affected by the spike in oil prices in the Period’s first half and concerns about the impact of slower economic growth in the Period’s second half.

•                  The rebound of the U.S. Dollar had a negative impact on performance because the Fund is not currency hedged and has a majority of its investments outside the U.S.

•                  The Fund’s leverage negatively affected MGU’s performance as leverage magnified returns to the downside.

Let’s look at these reasons in further detail.

Disconnection Between Operational and Market Price Performance

One of the market’s key and persistent concerns over the Period was the deterioration in

Unless otherwise indicated, all references to currency are to USD.

(1)          Calculated on a total return basis, adjusting for distributions and assuming dividend reinvestment.

(2)          The Macquarie Global Infrastructure Index consists of around 240 infrastructure/utilities stocks in the FTSE Global All-Cap Index, and has a combined market capitalization of approximately $1.6 trillion as of November 30, 2008.

the pricing and availability of corporate debt. These concerns intensified following the collapse of Lehman Brothers in September, after which credit market liquidity reduced significantly and credit spreads widened sharply. Credit market issues throughout the Period led stocks with above average levels of debt, including those in the infrastructure sector, to underperform despite typically sound operational performance. This particularly affected some of the Australian stocks with more complex capital structures.

Notwithstanding the credit related concerns and the significant macroeconomic headwinds, we believe that the operational performance of the underlying infrastructure assets of MGU’s holdings was generally sound and in line with our expectations.

Recent examples of Fund holdings meeting or exceeding our expectations include:

•                  Enbridge Inc., a Canadian oil and gas pipeline infrastructure company, announced 2009 earnings guidance ahead of our expectations and that of market consensus, as well as a 12% increase in its declared dividend, reflecting continued strong performance from the company’s operations.(3)

•                  Regulated British water utility Severn Trent Plc reported first half fiscal year growth in revenues and net profit after tax, driven by higher regulated tariffs, in line with our expectations.(4)

Despite this, MGU’s performance was negative during the Period in part because listed infrastructure securities were unable to decouple from the sell-off in the broad equity markets resulting from the credit market dislocation and the economic slowdown.

Transportation Infrastructure

The market prices of infrastructure companies that own and/or operate “user demand” assets (i.e., airports, railways, seaports and tollroads) were negatively affected by the sharply higher oil price early in the Period and by heightened economic growth concerns towards the end of the Period, as investors reacted to the potential impact of these macroeconomic variables on underlying usage levels.

As the economic outlook weakened, we tilted the Fund away from user demand assets and towards the more “regulated/contracted” sectors, such as Pipelines, Electric Utility, Water, and Electricity & Gas Distribution because companies in these sectors have assets with lower sensitivity to the economic cycle.

Currency

As the Fund is not hedged for currency, an overlaying contributor to the Fund’s negative return was the rebound of the U.S. Dollar during the Period. Currencies have the potential for short-term volatility.

(3)          Source: Enbridge Inc.

(4)          Source: Severn Trent Plc

However, investors in a global equity portfolio may benefit over time from the diversification to their overall portfolio provided by foreign currency exposure.

While the Fund benefited from relative weakness in the U.S. Dollar during the first half of the Period (as indeed it did in previous years), currency movements in the second half ultimately meant that currency was a net detractor from the return for the Period. For example, against the U.S. Dollar over the Period, the Australian Dollar depreciated by 26%, the Canadian Dollar by 19%, and the Euro by 13%.(5) These three currencies represented approximately 42% of the globally diversified portfolio’s security positions at the Period end.

Leverage and Swaps

The Fund’s leverage negatively affected MGU’s performance as it magnified the Fund’s downside move. Looking forward, we have balanced the shorter term risks of leverage against the longer term potential for enhanced yield and capital returns and maintained the leverage in the Fund at a slightly lower level.

On October 31, 2008, MGU executed a one-year renewal of its commercial paper conduit (“CP Conduit”) with TSL (USA) Inc., as conduit lender, and National Australia Bank, as secondary lender. The Fund reduced the maximum commitment under the CP Conduit from $200 million to $150 million.

We reduced the amount outstanding on the Fund’s CP Conduit during the Period by a net total of $60 million. As of November 30, 2008, MGU had drawn down $90 million of its $150 million CP Conduit and the Fund’s leverage was 27%, well within the limit outlined in the Fund’s prospectus.

To limit the Fund’s exposure to potentially adverse interest rate movements, we have entered into swap agreements for a large component of debt that have locked in interest rates for varying periods to December 2010. In addition, the Fund has entered into a total return swap agreement with a Canadian bank. This total return swap agreement provides an alternative, cost-effective structure for investing in Canadian securities. As of November 30, 2008, the total return swap agreement had a notional amount of CAD 17.9 million.

Performance Relative to the MGII

The Fund, which is not managed towards any benchmark, underperformed the Macquarie Global Infrastructure Index (“MGII”) due to the negative impact of the Fund’s leverage, underweight position in utilities (which represent approximately 68% of the MGII), and overweight position in transportation and energy infrastructure sectors due to the structural focus of the Fund on these unique assets (which conversely represent only a relatively small component of the MGII).

(5)          Source: Bloomberg.

The MGII has a very high weighting to relatively competitive utilities and power generation businesses, which benefited for much of the Period from higher oil prices due to the typically positive correlation between the oil and electricity prices. As outlined in the Fund’s prospectus, MGU generally seeks a lower exposure to such businesses. The sector also benefited from rotation by broad equity market investors into the liquid and traditionally defensive large capitalization utilities toward the end of the Period in response to concerns over an economic slowdown.

Within MGU, the generally weaker performance in the transportation infrastructure sector was offset by the relatively strong market price performance of several energy infrastructure holdings, such as China Light & Power, Cheung Kong Infrastructure, Kinder Morgan Partners LP, SP AusNet and Snam Rete Gas.

Fund Diversification by Country & Sector

The tables below show the structure of the portfolio by country and sector.

Country	% of Fund on Nov. 30, 2008(6)	% of Fund on Nov. 30, 2007(6)	% Change over Year
United States	24.0	20.1	3.9
Spain	10.1	13.2	(3.1)
Australia	8.4	21.5	(13.1)
United Kingdom	8.0	8.9	(0.9)
Canada	6.3	3.7	2.6
Japan	5.9	1.5	4.4
France	5.8	2.5	3.3
Italy	5.7	4.4	1.3
Germany	5.5	1.8	3.7
China	4.3	6.6	(2.3)
Brazil	3.6	3.0	0.6
Switzerland	2.5	2.0	0.5
New Zealand	1.7	2.4	(0.7)
Mexico	1.7	—	1.7
Thailand	1.2	2.5	(1.3)
UAE	0.6	0.9	(0.3)
Austria	—	1.3	(1.3)
Malaysia	—	0.9	(0.9)
Cash, Cash Equivalents & Government Bonds	4.7	2.8	1.9

(6)          Based on Total Assets as defined in the prospectus.

Infrastructure Sector	% of Fund on Nov. 30, 2008(6)	% of Fund on Nov. 30, 2007(6)	% Change over Year
Pipelines	32.0	24.9	7.1
Toll Roads/Transportation	12.4	17.4	(5.0)
Electricity & Gas Distribution	10.8	9.6	1.2
Airports	9.6	9.1	0.5
Electric Utility	9.4	5.5	3.9
Water	8.0	8.9	(0.9)
Electricity Transmission	6.5	6.6	(0.1)
Electricity Generation	4.5	3.4	1.1
Diversified	2.1	10.1	(8.0)
Other	—	1.7	(1.7)
Cash, Cash Equivalents & Government Bonds	4.7	2.8	1.9

(6)          Based on Total Assets as defined in the prospectus.

At the end of the Period, the Fund held positions in 40 global infrastructure stocks representing 16 countries and 9 infrastructure sectors.

The largest reduction in country allocation during the Period was the exposure to Australia, due to adjustments in portfolio tilts, some under-performance by holdings with more complex capital structures and the impact of the weaker Australian Dollar later in the Period. The largest regional increase was in North America due to increases in pipeline investments.

U.S.-listed Master Limited Partnerships (“MLPs”) that own pipeline and associated energy infrastructure assets are the Fund’s primary investment vehicle in the Pipelines sector. Most of the Fund’s U.S. pipeline holdings outperformed both the broader infrastructure sector and the Pipelines sector over the Period, despite a sharp sell-off in November due to liquidity related selling in the sector.

We believe that the Pipelines sector’s investment fundamentals remain sound. They are typically conservatively managed and generate very predictable cash flows. Company announcements throughout the Period, including as recently as November, continued to suggest a favorable outlook. We continue to believe that the pipeline stocks within the Fund have limited exposure to volume risk and commodity price risk and offer relatively predictable and defensive cash flows, attractive yields and good growth prospects, despite some capital expansion programs being reviewed as a function of tighter equity and debt capital market conditions.

Distributions

During the Period, the Fund paid four regularly scheduled quarterly distributions totaling $1.60 per share, as well as a short-term capital gain distribution of $0.085 per share and a long-term capital gain distribution of $3.895 per share. These distributions totaled $5.58 per share.

Subsequent to the Period’s end, based on MCIM’s recommendation, the Fund’s Board of Directors decided to reduce the Fund’s quarterly distribution in light of the economic and financial climate and approved on December 2, 2008 a regular quarterly distribution of $0.25 per share for the period ending December 31, 2008. We believe the reduction is appropriate due to the impact of the decline in global equity markets on the Fund. The decrease allows the Fund to preserve its capital, helping the Fund to be positioned for the slower growth environment and to benefit from the long-term valuation opportunities in global infrastructure securities that have been created in the current market.

Based on the Fund’s NAV of $14.31 and closing market price of $10.18 on November 30, 2008, the $0.25 per share distribution represented an annualized distribution rate of 7.0% on NAV and 9.8% on market price, respectively, which is consistent with the Fund’s historical distribution rates.

Outlook

Further market volatility can be expected in the near to medium term as macroeconomic developments unfold, and companies across the broad equity market downgrade guidance and/or report earnings that reflect the impact of the slowdown in growth.

In this difficult economic and credit environment, where risk remains elevated, it is particularly important to hold high quality stocks that are well positioned in their respective businesses. The volatility and equity market weakness has provided the opportunity to position the Fund in quality listed infrastructure companies at what we believe are attractive prices. While we have tilted the Fund in recent months, in aggregate, towards the more defensive names in the regulated/contracted sectors (e.g. Pipelines, Electric Utility, Water, and Electricity & Gas Distribution), the Fund also retains exposure to quality user demand infrastructure assets that we believe are well placed to perform when markets normalize.

The long-term prospects for infrastructure remain sound, with the United States, China, and several other developed countries expected to include the private sector in implementing recently announced infrastructure spending packages. It is possible that these spending packages will create opportunities for companies in the listed infrastructure sector. Given the additional demands on governments’ finances as a result of the economic downturn, the emerging trend of governments selling and leasing infrastructure assets to private operators may accelerate.

We expect that the listed infrastructure sector will continue to grow in tandem with the unlisted infrastructure sector, where significant funds have already been raised and where investors are seeking suitable investment opportunities. We believe that given the prices prevailing at the Period end, many listed infrastructure stocks were trading at a discount to both our valuations and the valuations of comparable assets in the unlisted markets (based on recent transaction data).

We believe the pricing of global listed infrastructure securities should revert more closely, over time, to reflect the fundamentals of their respective underlying infrastructure assets. It is our view that owning high quality listed infrastructure securities at a time of significant listed equity market distress will ultimately reward investors.

Conclusion

The Fund’s investment strategy is to invest in the listed securities of companies globally that own and/or operate infrastructure assets that we believe provide essential services, have strong strategic positions in the businesses in which they are involved, and are well positioned to generate sustainable and growing cash flow streams for shareholders from their infrastructure assets.

We continue to hold the view that MGU provides U.S. investors with an attractive vehicle to access the global universe of infrastructure securities and appreciate your investment in the Fund.

For any questions or comments you may have, please call on 1-800-910-1434, e-mail us at mguquestions@macquarie.com, or visit us at www.macquarie.com/mgu.

Yours sincerely,

Jon Fitch

Chief Investment Officer

Co-Portfolio Manager

Justin Lannen

Co-Portfolio Manager

Schedule of Investments

NOVEMBER 30, 2008

(Expressed in U.S. Dollars)

Description	Shares	Value $
COMMON STOCKS - 98.06%
Australia - 11.45%
Challenger Infrastructure Fund	1,157,308	$1,252,284
Envestra, Ltd.	3,556,230	1,177,745
SP AusNet	13,454,531	9,088,157
Spark Infrastructure Group	14,684,444	13,385,738
Transurban Group(1)	1,064,746	3,470,343
		28,374,267
Brazil - 3.15%
AES Tiete SA	792,400	4,447,938
Companhia de Concessoes Rodoviarias	344,510	3,361,871
		7,809,809
Canada - 7.34%
Enbridge, Inc.	380,073	11,676,166
TransCanada Corp.	246,750	6,505,987
		18,182,153
China - 5.92%
Cheung Kong Infrastructure Holdings, Ltd.	1,502,004	5,814,134
China Merchants Holdings International Co., Ltd.	1,215,309	2,314,546
CLP Holdings, Ltd.	149,000	1,057,406
Zhejiang Expressway Co., Ltd.	11,600,609	5,493,378
		14,679,464
France - 7.89%
Aeroports de Paris	152,968	8,671,730
Electricite de France	187,814	10,867,866
		19,539,596
Germany - 7.51%
E.ON AG	289,800	10,136,318
Hamburger Hafen und Logistik AG	284,407	8,458,966
		18,595,284
Italy - 7.80%
Snam Rete Gas SpA	1,873,924	9,791,145
Terna SpA	3,224,500	9,545,395
		19,336,540

See Notes to Financial Statements.

Description	Shares	Value $
Japan - 8.06%
East Japan Railway Co.	910	$6,998,535
Tokyo Gas Co., Ltd.	2,880,473	12,960,170
		19,958,705

Mexico - 2.25%
Grupo Aeroportuario del Pacifico SA de CV - Class B	2,510,790	5,584,534

New Zealand - 2.34%
Auckland International Airport, Ltd.	6,020,558	5,792,151

Spain - 13.72%
Cintra Concesiones de Infraestructuras de Transporte SA	1,209,272	9,602,396
Enagas SA	648,588	11,997,918
Red Electrica de Espana SA	280,400	12,390,338
		33,990,652

Switzerland - 3.39%
Flughafen Zuerich AG	37,105	8,405,169

Thailand - 1.60%
Airports of Thailand Pcl	7,887,122	3,958,014

United Arab Emirates - 0.87%
DP World, Ltd.	6,498,940	2,144,650

United Kingdom - 10.86%
Pennon Group Plc	728,065	5,083,533
Severn Trent Plc	672,750	11,815,702
United Utilities Plc	1,074,999	10,018,907
		26,918,142

United States - 3.91%
Exelon Corp.	172,260	9,682,735

Total Common Stocks (Cost $348,333,134)		$242,951,865

See Notes to Financial Statements.

Description	Shares	Value $
PREFERRED STOCKS - 1.76%
Brazil - 1.76%
AES Tiete SA	679,300	$4,361,576

Total Preferred Stocks (Cost $6,200,760)		4,361,576

CANADIAN INCOME TRUSTS - 2.63%
Canada - 2.63%
Northland Power Income Fund(1)	764,233	6,507,257

Total Canadian Income Trusts (Cost $9,990,797)		6,507,257

MASTER LIMITED PARTNERSHIPS - 28.87%
United States - 28.87%
Enbridge Energy Partners LP - Class A	451,200	12,746,400
Energy Transfer Partners LP	503,168	16,669,956
Enterprise Products Partners LP	630,089	13,465,002
Kinder Morgan Energy Partners LP	277,900	13,475,371
Magellan Midstream Partners LP(1)	505,288	15,168,746

Total Master Limited Partnerships (Cost $98,641,679)		71,525,475

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value $
U.S. TREASURY SECURITIES - 2.07%
U.S. Treasury Notes(1)	2.625%	05/31/2010	$5,000,000	5,135,550

Total U.S. Treasury Securities (Cost $5,005,908)				$5,135,550

See Notes to Financial Statements.

	Interest	Principal
Description	Rate	Amount	Value $
SHORT TERM INVESTMENTS - 3.93%
Repurchase Agreement - 3.93%
Agreement with Deutsche Bank, dated 11/28/2008 with a repurchase amount of $9,750,163, collateralized by Federal National Mortgage Association, 4.075%, due 12/01/2008 with a value of $9,945,000	0.200%	$9,750,000	$9,750,000

Total Short Term Investments (Cost $9,750,000)			9,750,000

Total Investments - 137.32% (Cost $477,922,278)			340,231,723

Other Liabilities Less Other Assets - (1.00)%			(2,472,652)

Loan Facility - (36.32)%(2)(3)			(90,000,000)

Total Net Assets - 100.00%			$247,759,071

See Notes to Financial Statements.

SWAP AGREEMENTS:

Interest Rate Swap Counterparty	Notional Amount	Fixed Rate paid by the Fund	Floating Rate Received by the Fund (4)	Floating Rate Index	Termination Date	Unrealized Appreciation / Depreciation	% of Net Assets
Citibank, N.A.	30,000,000 USD 34,572,000 CAD	4.150%	US 1MT LIBOR	USD LIBOR BBA 1MT	January 6, 2009	$2,103,490	0.85%
Citibank, N.A.	20,000,000 USD 23,242,000 CAD	4.150%	US 1MT LIBOR	USD LIBOR BBA 1MT	January 6, 2009	1,245,759	0.50%
National Australia Bank	40,000,000 USD	4.865%	US 1MT LIBOR	USD LIBOR BBA 1MT	December 9, 2010	(2,267,329)	(0.92)%

Total Return Swap Counterparty	Shares	Notional Amount	Floating Rate Paid by the Fund (5)	Floating Rate Index	Termination Date	Unrealized Depreciation	% of Net Assets
Bank of Nova Scotia	1,639,925	17,902,984 CAD	CAD 1 MT CDOR	CAD BA CDOR	July 26, 2016	$(4,684,802)	(1.89)%

PORTFOLIO DIVERSIFICATION BY INDUSTRY SECTOR(6):

Pipelines	32.0%
Toll Roads/Transportation	12.4%
Electricity & Gas Distribution	10.8%
Airports	9.6%
Electric Utility	9.4%
Water	8.0%
Electricity Transmission	6.5%
Electricity Generation	4.5%
Diversified	2.1%
Cash, Cash Equivalents & Government Bonds	4.7%
100.0%

(1)          Securities, or portion of securities, with a market value of $13,071,336 as of November 30, 2008 are segregated as collateral for Total Return Swaps.

(2)          The aggregate market value of collateralized securities totals $330,481,723 as of November 30, 2008.

(3)          Leverage facility expressed as a percentage of net assets. However, leverage limitations are calculated based on Total Assets as defined in the Fund’s Prospectus. (See Note 8 Under Notes to Financial Statements)

(4)          London-Interbank Offered Rate - British Bankers Association Fixing for U.S. Dollar. The fixing is conducted each day at 11:00 a.m. (London time). The rate is an average derived from the quotations provided by the banks determined by the British Bankers Association. The US 1M LIBOR was 1.901% as of November 30, 2008.

(5)          Average rates from nine Canadian Bank/contributors. The CAD 1M LIBOR was 2.225% as of November 30, 2008.

(6)          Percentages are based upon Total Assets as defined in the Fund’s Prospectus. Please note that percentages shown on the Schedule of Investments are based on net assets. Total Return Swap positions have been included on a “mark to market” basis.

Common Abbreviations:

AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.
BA	Banker Acceptance
BBA	British Bankers Association
CAD	Canadian Dollar
CDOR	Canadian Deposit Offered Rate
LIBOR	London Interbank Offered Rate
LP	Limited Partnership.
Ltd.	Limited.
Pcl	Public Company Limited.
Plc	Public Limited Company.
SA	Generally designates corporations in various countries, mostly those employing the civil law.
SA de CV	Sociedad Anonima de Capital Variable is a Spanish Variable Capital Company.
SpA	Societeta’ Per Azioni is an Italian shared company.
USD	United States Dollar

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2008

(Expressed in U.S. Dollars)

ASSETS:
Investments, at value (Cost $477,922,278)	$340,231,723
Cash (Restricted)	4,314,264
Cash	253,306
Foreign Currency, at value (Cost $331,793)	329,187
Unrealized appreciation on interest rate swap contract	3,349,249
Dividends receivable	1,240,592
Tax reclaim receivable	171,121
Total return swap payments receivable	136,302
Interest receivable	65,885
Receivable for investment securities sold	338,579
Other assets	75,807
Total Assets	350,506,015

LIABILITIES:
Payable for investment securities purchased	3,675,811
Payable for termination of total return swap contract	271,623
Unrealized depreciation on interest rate swap contract	2,267,329
Unrealized depreciation on total return swap contract	4,684,802
Interest payable on interest rate swap contracts	128,982
Loan payable	90,000,000
Accrued interest on loan payable	294,577
Accrued investment advisory expense	1,004,404
Accrued legal expense	60,000
Accrued administration expense	32,787
Accrued directors expense	36,930
Other payables and accrued expenses	289,699
Total Liabilities	102,746,944
Net Assets	$247,759,071

COMPOSITION OF NET ASSETS:
Paid-in-capital	$414,298,451
Accumulated net investment loss	(6,965,727)
Accumulated net realized loss on investments	(18,259,950)
Net unrealized depreciation on investments, swaps, and foreign currency translation	(141,313,703)
Net Assets	$247,759,071

Shares of common stock outstanding of $0.001 par value, 100,000,000 shares authorized	17,317,074
Net Asset Value Per Share	$14.31

See Notes to Financial Statements.

Statement of Operations

FOR THE YEAR ENDED NOVEMBER 30, 2008

(Expressed in U.S. Dollars)

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $1,572,385)	$37,293,744
Interest	595,281
Total Investment Income	37,889,025

EXPENSES:
Interest on loan	6,435,295
Investment advisory	5,366,088
Administration	732,416
Custody	262,735
Audit & Tax Services	260,012
Directors	173,875
Legal	169,723
Printing	133,881
Insurance	115,006
Transfer agent	33,741
Miscellaneous	209,370
Total Expenses	13,892,142
Net Investment Income	23,996,883

Net realized loss on:
Investment securities	(46,375,241)
Interest rate swap contracts	(1,821,635)
Total return swap contract	(795,160)
Foreign currency transactions	(2,093,124)
Net change in unrealized appreciation/depreciation on:
Investment securities	(245,514,809)
Swap contracts	4,983,433
Translation of assets and liabilities denominated in foreign currencies	(26,432)
Net Realized and Unrealized Loss on Investments	(291,642,968)
Net Decrease in Net Assets From Operations	$(267,646,085)

See Notes to Financial Statements.

Statements of Changes in Net Assets

FOR THE YEARS ENDED NOVEMBER 30

(Expressed in U.S. Dollars)

	2008	2007
FROM OPERATIONS:
Net investment income	$23,996,883	$22,178,440
Net realized gain/loss on:
Investment securities	(46,375,241)	88,757,631
Interest rate swap contracts	(1,821,635)	1,294,964
Total return swap contract	(795,160)	495,999
Foreign currency transactions	(2,093,124)	(972,021)
Net change in unrealized appreciation/depreciation on investments, swap contracts and foreign currency translation	(240,557,808)	36,031,545
Net Decrease/Increase in Net Assets From Operations	(267,646,085)	147,786,558

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income	(27,622,404)	(35,829,518)
From net realized gains on investments	(68,077,060)	—
Total Distributions	(95,699,464)	(35,829,518)

CAPITAL SHARE TRANSACTIONS:
Net asset value of common stock issued to stockholders from reinvestment of dividends	6,402,623	2,901,305
Net Decrease/Increase in Net Assets	(356,942,926)	114,858,345

NET ASSETS:
Beginning of period	$604,701,997	$489,843,652
End of period*	$247,759,071	$604,701,997

*Includes Accumulated Net Investment Loss of:	$(6,965,727)	$(7,977,195)

See Notes to Financial Statements.

Statement of Cash Flows

FOR THE YEAR ENDED NOVEMBER 30, 2008

(Expressed in U.S. Dollars)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(267,646,085)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Decrease in restricted cash	4,185,736
Purchase of investment securities	(200,441,569)
Proceeds from disposition of investment securities	319,544,764
Net realized loss from investment securities	46,375,241
Net sale of short-term investment securities	3,350,004
Net change in unrealized depreciation on investments	245,514,809
Net change in unrealized appreciation on swap contracts	(4,983,433)
Premium amortization	1,904
Discount accretion	(10,403)
Increase in payable for investment securities purchased	3,675,811
Increase in payable for termination of total return swap contract	271,623
Increase in receivable for investment securities sold	(338,579)
Decrease in dividends receivable	612,430
Increase in dividend reclaim receivable	(132,309)
Increase in interest receivable	(15,902)
Decrease in other assets	8,939
Decrease in accrued interest on loan payable	(423,721)
Decrease in accrued investment advisory expense	(573,726)
Decrease in accrued legal expense	(32,032)
Decrease in accrued administration expense	(47,202)
Increase in accrued directors expense	13,161
Increase in other payables and accrued expenses	100,666
Net Cash Provided by Operating Activities	149,010,127

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of bank borrowing	(60,000,000)
Cash distributions paid	(89,296,841)
Net Cash Used in Financing Activities	(149,296,841)

Net decrease in cash	(286,714)
Cash and foreign currency, beginning balance	$869,207
Cash and foreign currency, ending balance	$582,493

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest from bank borrowing:	$6,859,016
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$6,402,623

See Notes to Financial Statements.

Financial Highlights

(Expressed in U.S. Dollars)

							For the Period
	For the Years Ended						Aug. 26, 2005 to
	November 30,						November 30,
	2008		2007		2006		2005(1)
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value - beginning of period	$35.35		$28.81		$22.93		$23.88
Income from investment operations:
Net investment income	1.40		1.30		1.29		0.46
Net realized and unrealized gain/loss on investments	(16.86)		7.34		6.14		(1.36)
Total from Investment Operations	(15.46)		8.64		7.43		(0.90)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(1.60)		(2.10)		(1.55)		—
Realized gains on investments	(3.98)		—		—		—
Total Distributions	(5.58)		(2.10)		(1.55)		—

CAPITAL SHARE TRANSACTIONS:
Common share offering costs charged to paid-in-capital	—		—		—		(0.05)
Total Capital Share Transactions	—		—		—		(0.05)
Net asset value - end of period	$14.31		$35.35		$28.81		$22.93
Market price - end of period	$10.18		$31.45		$26.87		$20.69

Total Investment Return - Net Asset Value(2)	(50.69)%		31.51%		34.43%		(3.96	)%(3)
Total Investment Return - Market Price(2)	(60.57)%		25.45%		38.95%		(17.24	)%(3)

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, at end of period (000s)	$247,759		$604,702		$489,844		$389,952
Ratios to average net assets attributable to common shareholders:
Expenses	3.14	%(4)	3.12	%(4)	3.57	%(4)	1.34	%(5)
Expenses excluding interest expense	1.69%		1.54%		1.69%		N/A
Net investment income	5.42%		3.95%		5.15%		7.48	%(5)
Portfolio turnover rate	34%		41%		26%		3%

(1)	The Fund commenced operations on August 26, 2005.
(2)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions, if any. Total investment returns for less than a full year are not annualized. Past performances is not a guarantee of future results.

(3)	Total investment return on net asset value reflects a sales load of $1.125 per share.
(4)

For the years ended November 30, 2008, 2007 and 2006, the annualized ratios to Total Assets were 2.33%, 2.46% and 2.66%, respectively. The prospectus for the Fund defines Total Assets as Total Net Assets plus leverage.

(5)	Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2008

1. Organization and Significant Accounting Policies

Macquarie Global Infrastructure Total Return Fund Inc. (“MGU” or the “Fund”) is a non-diversified, closed-end investment management company registered under the Investment Company Act of 1940 and organized under the laws of the State of Maryland. The Fund’s investment objective is to provide to its common stockholders a high level of total return consisting of dividends and other income, and capital appreciation. The Fund commenced operations on August 26, 2005. The Fund had no operations prior to August 26, 2005 except for the sale of shares to Macquarie Capital Investment Management, LLC (“MCIM” or the “Manager”) (formerly named Macquarie Fund Adviser, LLC). The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) under the ticker “MGU”.

The Fund has elements of risk, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

The following summarizes the significant accounting policies of the Fund.

Cash Equivalents: Cash equivalents are funds (proceeds) temporarily invested in original maturities of ninety days or less.

Restricted Cash: As of November 30, 2008, the Fund had restricted cash in the amount of $4,314,264. The interest rate swap agreements between the Fund and Citibank are collateralized by $2,300,000. The total return swap agreement between the Fund and Bank of Nova Scotia is collateralized by $2,014,264. The restricted cash is held at the Fund’s custodian, The Bank of New York Mellon (“BNY Mellon”).

Portfolio Valuation: The net asset value (“NAV”) of the common shares will be computed based upon the value of the securities and other assets and liabilities held by the Fund. The NAV is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Standard Time) on each day the NYSE is open for trading. U.S. debt securities and non-U.S. securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities (subject to the fair value policies described below).

Readily marketable portfolio securities listed on any U.S. exchange other than the NASDAQ National Market are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined, or if no sale price, at the mean of the most recent bid and asked prices on such day. Securities admitted to trade on the NASDAQ National Market are valued at the NASDAQ official closing price as determined by NASDAQ. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. U.S. equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ National Market, are valued at the closing bid prices.

Non-U.S. exchange-listed securities will generally be valued using information provided by an independent third party pricing service. The official non-U.S. security price is determined using the last sale price at the official close of the security’s respective non-U.S. market. Non-U.S. securities, currencies and other assets denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as provided by a pricing service. When price quotes are not available, fair market value may be based on prices of comparable securities.

Forward currency exchange contracts are valued by calculating the mean between the last bid and asked quotation supplied to a pricing service by certain independent dealers in such contracts. Non-U.S. traded forward currency contracts are valued using the same method as the U.S. traded contracts. Exchange traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets & Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contract or if the value of the currencies changes unfavorably to the U.S. Dollar.

In the event that the pricing service cannot or does not provide a valuation for a particular security, or such valuation is deemed unreliable, especially with unlisted securities or instruments, fair value is determined by the Board of Directors or a committee of the Board of Directors or a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following:

•                 the projected cash flows for the issuer;

•                 the fundamental business data relating to the issuer;

Notes to Financial Statements

NOVEMBER 30, 2008

•                 an evaluation of the forces that influence the market in which these securities are purchased and sold;

•                 the type, size and cost of holding;

•                 the financial statements of the issuer;

•                 the credit quality and cash flow of the issuer, based on the Manager’s or external analysis;

•                 the information as to any transactions in or offers for the holding;

•                 the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

•                 the business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s or borrower’s management; and

•                 the prospects for the issuer’s or borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry.

Foreign Currency Translation: The accounting records of the Fund are maintained in U.S. Dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. Dollars using the exchange rate at 4:00 p.m., Eastern Standard Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currency translation.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year. The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Distributions to Shareholders: The Fund intends to distribute to holders of its common shares quarterly dividends of all or a portion of its net income and/ or realized gains after payment of interest in connection with any leverage used by the Fund. Distributions to shareholders are recorded by the Fund on the ex- dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes.

Master limited partnerships, swaps, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of the Fund’s distributions.

The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, on December 1, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Fund to analyze all open tax years, fiscal years 2005-2008 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended November 30, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions are determined on the basis of identified

Notes to Financial Statements

NOVEMBER 30, 2008

cost for both financial reporting and income tax purposes.

Repurchase Agreements: Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires the market value of the collateral to exceed payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

New Accounting pronouncements: In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

2. Income Taxes

Classification of Distributions: Net investment income/loss and net realized gain/loss may differ for financial statements and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the years ended November 30, 2008 and November 30, 2007, respectively, were as follows:

Distributions paid from:

	2008	2007
Ordinary income	$23,044,338	$35,829,518
Long Term Capital Gain	$72,655,126	—
Total	$95,699,464	$35,829,518

Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the year ended November 30, 2008, the effects of certain differences were reclassified. The Fund decreased its accumulated net investment loss by $4,636,989, decreased paid in capital by $30,707, and increased accumulated net realized loss by $4,606,282. These differences were primarily due to the differing tax treatment of foreign currency, distributions, investments in partnerships and swaps and certain other investments. Net assets of the portfolio were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

At November 30, 2008, the Fund had available for tax purposes unused capital loss carryover of $1,631,699, expiring November 30, 2016.

As of November 30, 2008, deferred post-October losses were as follows:

Currency	$342,222
Capital	33,278,842

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

Ordinary income	$2,627,159
Accumulated capital losses	(1,631,699)
Unrealized depreciation	(124,408,001)
Cumulative effect of other timing differences	(43,126,839)
Total	$(166,539,380)

As of November 30, 2008, net unrealized appreciation/depreciation of investments based on federal tax costs was as follows:

Gross appreciation on investments (excess of value over tax cost)	$7,311,519
Gross depreciation on investments (excess of tax cost over value)	$(125,347,359)
Gross depreciation of foreign currency and other derivatives	$(6,372,161)
Net unrealized depreciation	$(124,408,001)
Total cost for federal income tax purposes	$458,440,081

The differences between book and tax net unrealized depreciation and cost were primarily due to the differing tax treatment of foreign currency, investments in partnerships, and certain other investments. The other timing differences are due to the partially estimated application of the passive activity loss rules related to the Fund’s investments in master limited partnerships and the deferral of post-October losses.

3. Capital Transactions

	For the Year Ended	For the Year Ended
	November 30, 2008	November 30, 2007
Common shares outstanding – beginning of period	17,104,789	17,004,189
Common shares reinvested*	212,285	100,600
Common shares outstanding – end of period	17,317,074	17,104,789

4. Portfolio Securities

Purchases and sales of investment securities, other than short-term securities, for the year ended November 30, 2008 aggregated $195,433,756 and $311,544,764, respectively.

* Common shares were issued in accordance with the Fund’s Dividend Reinvestment Plan. At the time of valuation, the Fund was trading at a premium to NAV resulting in the issuance of these shares.

Notes to Financial Statements

NOVEMBER 30, 2008

Purchases and sales (including maturities) of U.S. government securities, for the year ended November 30, 2008 were $5,007,813 and $8,000,000, respectively.

5. Investment Advisory Agreement

On July 22, 2008 the Board of Directors approved the renewal of the Investment Management Agreement with MCIM, pursuant to which MCIM serves as the Fund’s investment advisor and is responsible for determining the Fund’s overall investment strategy and implementation through day-to-day portfolio management, subject to the general supervision of the Fund’s Board of Directors. MCIM is also responsible for managing the Fund’s business affairs, overseeing other service providers and providing management services. As compensation for its services to the Fund, MCIM receives an annual management fee, payable on a quarterly basis, equal to the annual rate of 1.00% of the Fund’s Total Assets (as defined below) up to and including $300 million, 0.90% of the Fund’s Total Assets over $300 million up to and including $500 million, and 0.65% of the Fund’s Total Assets over $500 million. Total Assets of the Fund, for the purpose of this calculation, include the aggregate of the Fund’s average daily net assets plus proceeds from any outstanding borrowings used for leverage.

Brokerage Commissions: The Fund placed a portion of its portfolio transactions with a brokerage firm which is an affiliate of the investment advisor. The commissions paid to the affiliated firm were $16,751 for the year ended November 30, 2008.

6. Interest Rate Swap Contracts

The Fund has entered into interest rate swap agreements to partially hedge its interest rate exposure on its leverage facility described in Note 8. In these interest rate swap agreements, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the leverage facility. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility, the current market and contractual prices of the underlying financial instrument. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of interest rate swaps, including the accrual of periodic amounts of interest to be paid or received on swaps is reported as a change in unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposures to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

7. Total Return Swap Contracts

The Manager believes total return swaps provide an attractive combination of both pricing and flexibility to obtain exposure to certain securities.

The Fund has entered into a total return swap agreement with the Bank of Nova Scotia. The swap agreement is for a period of ten years, but may be terminated earlier by the Fund. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. The unrealized gain/ loss related to the daily change in the valuation of the swap, as well as the amount due to/owed by the Fund at termination or settlement, is combined and separately disclosed as an asset/liability on the Statement of Assets and Liabilities. The Fund also records any periodic payments received from/paid to the counterparty, including at termination, under such contracts as realized gain/loss on the Statement of Operations. The total return swap is subject to market and counterparty risks, and exposes the Fund to loss in excess of the related amounts reflected in the Statement of Assets and Liabilities (if the counterparty fails to meet its obligations).

8. Leverage

As of October 31, The Fund renegotiated its commercial paper conduit (the “CP Conduit”) arrangement for a one year term with TSL (USA) Inc. (“TSL”) as conduit lender, and National Australia Bank Limited (“NAB”) New York Branch as secondary lender. The Fund had reduced the CP conduit facility to a total of $150 million and had $90 million outstanding as of November 30, 2008.

The Fund has pledged all securities in its portfolio (except those securities that are pledged as collateral for other purposes and repurchase agreement) as collateral for the CP Conduit. As of November 30, 2008 the market value of the securities pledged as collateral for the CP conduit totaled to $317,410,387.

The Fund pays interest at a rate of 130 bps per annum above the cost of funds TSL is able to obtain in the commercial paper market. As of November 30, 2008 the cost of funds was 1.92% and the interest rate payable by the Fund was 3.22%. During the year ended November 30, 2008, the average borrowing by the Fund was $153,602,842 with a average rate on the borrowings of 3.60%

The Fund also incurs a commitment fee of 30 bps for the amount of commitment available in excess of the outstanding loan. As of November 30, 2008, the Fund had unfunded commitments available of $60 million.

Notes to Financial Statements

NOVEMBER 30, 2008

From time to time, the total cost of any leverage of the Fund may exceed the Fund’s then-current income yield. The Manager believes, however, that the prudent use of leverage can, over time, assist the Fund in increasing total returns generated by the Fund, and that it may be impractical to terminate and add leverage on a frequent basis due to, among other things, transaction costs incurred in selling and purchasing underlying securities, the cost of negotiating new facilities, and the limited availability of these facilities.

9. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended November 30, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs.

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s investments carried at value:

		Other Financial
		Instruments*-
	Investments in	Unrealized
Valuation Inputs	Securities at Value	Depreciation
Level 1 - Quoted Prices	$315,214,381	$—
Level 2 - Other Significant Observable Inputs	25,017,342	(3,602,882)
Level 3 - Other Significant Unobservable Inputs	—	—
Total	$340,231,723	$(3,602,882)

* Other financial instruments include swap contracts.

For the year ended November 30, 2008, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

10. Other

Compensation of Directors: The Independent Directors of the Fund receive a quarterly retainer of $8,750, an additional $2,500 for each meeting attended, and $1,500 for each telephonic meeting. Additional out of pocket expenses may be paid as incurred.

11. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

12. Subsequent Events

Distributions: On December 2, 2008 the Board of Directors approved a regular quarterly distribution to $0.25 per common share. The distribution was paid on December 31, 2008 to shareholders of record on December 12, 2008.

Fair Valuation Policy: As of January 2, 2009, MGU will implement IDC fair value portfolio pricing methodologies approved by the Board of Directors. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Change in Custodian: On December 5, 2008 Northern Trust Company has been appointed as the custodian to the Fund pursuant to the Custody Agreement dated August 12, 2008.

Report of Independent Registered Public Accounting Firm

NOVEMBER 30, 2008

To the Board of Directors and Shareholders of Macquarie Global Infrastructure Total Return Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Macquarie Global Infrastructure Total Return Fund Inc. (the “Fund”) at November 30, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the three years in the period then ended and for the period August 26, 2005 (commencement of operations) through November 30, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

January 15, 2009

Additional Information

NOVEMBER 30, 2008 (unaudited)

Dividend Reinvestment Plan

Unless a stockholder of MGU (“Stockholder”) elects to receive cash distributions, all dividends, including any capital gain dividends, on the Stockholder’s Common Shares will be automatically reinvested by the Plan Agent, BNY Mellon, in additional Common Shares under the Dividend Reinvestment Plan. If a Stockholder elects to receive cash distributions, the Stockholder will receive all distributions in cash paid by check mailed directly to the Stockholder by BNY Mellon, as dividend paying agent.

If a Stockholder decides to participate in the Plan, the number of Common Shares the Stockholder will receive will be determined as follows:

•                 If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

•                 If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

A Stockholder may withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If a Stockholder withdraws or the Plan is terminated, the Stockholder will receive a certificate for each whole share in its account under the Plan and the Stockholder will receive a cash payment for any fraction of a share in its account. If the Stockholder wishes, the Plan Agent will sell the Stockholder’s shares and send the proceeds, minus brokerage commissions, if any, to the Stockholder.

The Plan Agent maintains all Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts,

including information a Stockholder may need for tax records. Common Shares in an account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy a Stockholder receives will include all Common Shares received under the Plan.

There is no brokerage charge for reinvestment of a Stockholder’s dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that a Stockholder does not have to pay income taxes due upon receiving dividends and distributions.

If a Stockholder holds Common Shares with a brokerage firm that does not participate in the Plan, the Stockholder will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Stockholders should consult their financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, NY 10286, 20th Floor, Transfer Agent Services, 1-800-433-8191.

Fund Proxy Voting Policies & Procedures

Policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http:// www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-910-1434 and on the Commission’s web site at http://www.sec.gov. You may also review and copy Form N-Q at the

Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

Notice

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Annual Certification

As required, on July 22, 2008, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission on a quarterly basis on Form N-CSR and Form N-Q.

Designation Requirements

The Fund designates the following for federal income tax purposes for the year ended November 30, 2008.

Foreign Taxes Paid	$1,402,015
Foreign Source Income	$22,834,335

Tax Designations

Dividends Received Deduction Percentage	0.39%

Qualified Dividend Income Percentage	100.00%

Long-Term Capital Gains Distributions	$72,655,126

Directors & Officers

NOVEMBER 30, 2008 (unaudited)

Certain biographical and other information relating to the Directors and Executive Officers of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of funds advised by the Manager (“MCIM-Affiliate Advised Funds”), and other public directorships.

Biographical Information of the Non-Interested Directors of the Fund

Name, Age and Address(1)	Position(s) Held	Term of Office and Length
of Officer	with the Fund	of Time Served
Gordon A. Baird*, 40	Director	Since – July 22, 2005 Term expires 2009.

Thomas W. Hunersen*, 50	Director	Since – July 12, 2005 Term expires 2010.

Chris LaVictoire Mahai*, 53	Director	Since – July 12, 2005 Term expires 2011

Prinicpal Occupation(s) During Past Five Years	Number of MCIM-Affiliate Advised Funds Overseen	Other Public Directorships
Mr. Baird has been Chief Executive Officer, partner and member of the Board of Paramax Capital Partners (investment management firm) since 2003. He was Director of Fixed Income and Structured Finance Group, Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.), 2002-2003.	1	None

Mr. Hunersen manages CKW Associates, Inc., an investment and consulting company, March 2006 to present. He was previously Head of Strategy Projects – North America, Global Wholesale Banking – Bank of Ireland, Greenwich, Connecticut, 2004. Chief Executive Officer, Slingshot Game Technology Inc., Natick Massachusetts, 2001-2003. Executive Vice President and General Manager, North American Head and Head of Energy & Utilities-Global Wholesale Banking-National Australia Bank Ltd, 1987-2001.	1	None

Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.	1	None

Biographical Information of the Interested Directors of the Fund

Name, Age and Address(1)	Position(s) Held	Term of Office and Length
of Officer	with the Fund	of Time Served
Charles Wheeler, 48	Director	Since – June 27, 2008
1345 Avenue of the Americas,		Term expires 2011.
Level 26
New York, NY 10105

Biographical Information of the Executive Officers of the Fund

Name, Age and Address(2)	Position(s) Held	Term of Office and Length
of Officer	with the Fund	of Time Served
Jon Fitch, 43	Chief Executive Officer	Since – July 13, 2005
135 King Street, Level 23
Sydney, NSW 2000

Richard Butt, 52	Chief Financial Officer,	Since – October 19, 2006
125 West 55th Street	Treasurer and Secretary
New York, NY 10019

Sally Worrall, 27	Chief Compliance Officer	Since – April 29, 2008
125 West 55th Street
New York, NY 10019

(1)	Each Director may be contacted by writing to the Director, c/o Macquarie Global Infrastructure Total Return Fund, 1290 Broadway, Suite 1100, Denver, CO 80203.
(2)	Each officer serves an indefinite term.
*	Member of the Audit Committee

Principal Occupation(s)	Number of MCIM-Affiliate	Other public
During past Five Years	Advised Funds Overseen	Directorships
Mr. Wheeler, an Executive Director of Macquarie Group Limited, has been with Macquarie since may 1987 (Head of Macquarie Capital Products Group, Macquarie Capital (USA) Inc., September 2007 - July 2008; Executive Director of the Macquarie Capital Products Group in Australia through August 2007).	1	None

Principal Occupation(s) During past Five Years
CEO, Macquarie Capital Investment Management LLC, February 2004 – present. Equity Analyst, Macquarie Equities Limited, 1995-2003.

Director, Macquarie Capital Investment Management LLC, September 2006 to present; President, Macquarie Capital Investment Management LLC, December 2006 to present; Director, Macquarie Capital Investment Management (Australia) Limited, November 2006 to February, 2008; President Refco Fund Holdings, LLC, November 2003 to August 2006; Senior Vice President, Refco Alternative Investments, LLC, October 2003 to November 2003; President, Refco Alternative Investments, LLC, November 2003 to August 2006; President, Refco Commodity Management, Inc., September 2005 to August 2006; Executive Vice President, Global Distribution Strategies Inc., January 2002 to October 2003.

CCO, Macquarie Capital Investment Management LLC, September 2008 - present; CCO, Globalis Investments, LLC, July 2008 - present; CCO, Macquarie Global Infrastructure Total Return Fund Inc., April 2008 to present; Compliance Executive, Macquarie Capital Investment Management LLC, January 2007 to September 2008; Previously acted as Compliance Associate, Macquarie Group Limited’s Funds Management

Left blank intentionally.

Left blank intentionally.

1-800-910-1434

Macquarie Global Infrastructure
Total Return Fund Inc.
125 West 55th Street
New York, NY 10019

MGU-Questions@macquarie.com

www.macquarie.com/mgu

Item 2.  Code of Ethics.

(a)                                  The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)                                 Not applicable.

(c)                                  During the period covered by the report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(c)                                  During the period covered by the report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)                                  Not applicable.

(f)                                    The Registrant’s Code of Ethics is attached as Exhibit 12(A)(1) hereto.

Item 3.  Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The Board of Directors has determined that each of the independent directors is an “audit committee financial expert.”  Each of Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years ended November 30, 2007 and November 30, 2008 was $97,000 and $101,000, respectively.

(b)  Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item was $0 in 2007 and $2,500 in 2008.

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(c)  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $63,500 in 2007 and $75,850 in 2008.

(d)  All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item is $0 in 2007 and $0 in 2008.

(e)(1)                    Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal auditors must be pre-approved by the Registrant’s audit committee, which may include the approval of certain services up to an amount determined by the audit committee.  Any services that would exceed that amount would require additional approval of the audit committee.

(e)(2)                    No services described in paragraphs (b) through (d) of this Item were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    Not applicable.

(g)                                 The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended November 30, 2007 and November 30, 2008 were $0 and $125,000, respectively.

(h)                                 The Registrant’s audit committee received annual reports from the Registrant’s registered public accounting firm disclosing services provided to the adviser’s affiliates throughout the world and have confirmed their independence for both fiscal year end 2007 and 2008.

Item 5.  Audit Committee of Listed Registrants.

The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and is comprised of the following members:  Gordon A. Baird, Chris LaVictoire Mahai and Thomas W. Hunersen

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Item 6.   Investments.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The following is a copy of the Registrant’s policies and procedures:

MGU Proxy Voting Procedures

MCIM is the adviser of MGU and is responsible for voting proxies on its behalf.  MCIM has adopted the following policies and procedures designed to ensure that all such votes are in the best interest of MGU.

a) MCIM’s policy is to vote on all proxies for securities held by MGU consistently and in the best interest of MGU and its shareholders, considered as a group rather than individually, unless it determines that abstaining from the vote would be in the best interest of MGU.  For this purpose, “best interest” means in the best economic interest of MGU and its shareholders, as investors (hereafter, collectively, “MGU”), without regard to any self-interest which MCIM, its management or affiliates might have in a particular voting matter or any interest which MGU shareholders may have other than their economic interest, in common, as MGU investors.

b) MCIM has engaged the services of ISS to make recommendations to MCIM with respect to voting proxies related to securities held by MGU.

c) MCIM will review each ISS recommendation and will generally vote in accordance with such recommendation unless it determines that the recommendation is not in the best interest of MGU.

d) In the event that MCIM determines that it is not in the best interest of MGU to vote, or to vote in accordance with an ISS recommendation, regarding a particular voting matter, MCIM will document its reasons for such determinations.

e) In the event that MCIM manages the assets of a company or its pension plan and the Fund holds securities issued by that company, MCIM will vote proxies relating to that company’s securities in accordance with ISS’ recommendations to avoid any actual or apparent conflict of interest in the matter.

f) In the event, apart from the situation described in e) immediately above, that MCIM determines it has an actual, potential or apparent conflict of interest regarding a particular voting matter, it will generally follow the ISS recommendation to ensure that such conflict is avoided.  Should MCIM determine that a vote according to ISS’ recommendation regarding such a matter

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would not be in the best interest of MGU, MCIM will promptly escalate the matter so that voting instructions may be obtained from the MGU Board of Directors upon the advice, if sought, of legal counsel or other advisers to the Fund and/or its independent directors.

g) MCIM will follow any specific voting procedures adopted by MGU, unless it determines that it is unable to do so.  In the event that MCIM is unable, for any reason, to follow specific procedures adopted by MGU, it will document the reasons for its determination and promptly so notify the Board of Directors of MGU or their appointed delegate.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Name	Title	Length of Service	Business Experience During the Past 5 Years
Jon Fitch	CEO, Portfolio Manager	Since 2005	CEO, Macquarie Capital Investment Management, LLC (February 2004 – present); Equity Analyst, Macquarie Equities Limited (1995 – 2003):

Justin Lannen	Portfolio Manager	Since 2007

Mr. Lannen has been employed in Macquarie Capital Investment Management LLC since March 2007as a Portfolio Manager. Prior to joining Macquarie, Justin was the Portfolio Manager for the $A1.4 billion Colonial First State Industrial Share Fund. Justin was at Colonial First State for 10 years, which included seven years in the Australian Equities team. Justin had specific analyst responsibility for a number of industrial sectors, including infrastructure and utilities which he covered from 2000 until departure in 2007.

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Other Accounts Managed

Portfolio Manager’s Name	Number of Registered Investment Companies, Total Assets	Number of Other Pooled Investment Vehicles, Total Assets	Number of Other Accounts, Total Assets	Material Conflicts if Any
Jon Fitch	2, US$455.1m	9, US$1,024.6m	4, US$80.8m	See Below
Justin Lannen	2, US$455.1m	3, US$163.3m	4, US$80.8m	See Below

Material Conflicts of Interest.  Macquarie Capital Investment Management LLC (the “Adviser”) believes that Messrs. Fitch and Lannen’s simultaneous management of the Registrant and other accounts may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and other accounts.  To address these conflicts, the Adviser has adopted a Trade Allocation/Aggregation Policy that is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements.  All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.

(a)(3)                    Portfolio Manager Compensation as of November 30, 2008:

Base salary.  Each of the Portfolio Managers is paid a base salary that is set on an annual basis at a level determined by the Adviser’s parent company, Macquarie Group Limited (“MGL”).  In setting the base salary for portfolio managers, MGL’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities and current employment market conditions.

Incentives.  The Portfolio Managers are also eligible to receive variable (at risk) performance pay and a long-term incentive in the form of options.  To encourage superior performance, MGL has a formula driven profit share scheme for staff.  The size of the profit sharing pool is determined annually by reference to MGL’s after tax profits and its earnings over and above the estimated cost of capital.  The profit sharing pool is allocated to business areas based on various factors, particularly relative contribution to profits taking into account capital usage.  Allocations are then made to individuals within the business areas based on their performance and contribution over the year.  Individual allocations are primarily linked to outcomes actually

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achieved in the current year that contribute directly to net profit after tax and return on ordinary equity, the drivers that determine the total profit sharing pool and returns to shareholders.  Accordingly, each Portfolio Manager’s share of the profit share pool, which typically forms a substantial part of his respective annual cash compensation, is based on his individual performance (the assessment of which will include the Registrant’s assets under management and the revenues generated by the Registrant).

The Portfolio Managers are also eligible to receive options.  The majority of options are allocated to individual executives in broadly the same manner as annual cash incentives (i.e., allocated on the basis of current year performance).

MGL and the Adviser believe that these incentives align the interests of the Portfolio Managers and the portfolios they manage.

(a)(4)                    Dollar Range of Securities Owned as of November 30, 2008:

Portfolio Manager	Dollar Range of Equity Securities in Registrant(1)
Jon Fitch	None
Justin Lannen	None

(1)”Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Registrant’s Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws.  With respect to special meetings of stockholders, only the business specified in the notice of the meeting may be brought before the meeting.  Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to the notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

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Item 11.  Controls and Procedures.

(a)                                    The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)                                   There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)                    The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2)                    The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3)                    Not applicable.

(b)                                 The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Macquarie Global Infrastructure Total Return Fund Inc.

By:	/s/ Jon Fitch
Jon Fitch
Chief Executive Officer (Principal Executive Officer)

Date:	February 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jon Fitch
Jon Fitch
Chief Executive Officer (Principal Executive Officer)

Date:	February 6, 2009

By:	/s/ Richard Butt
Richard Butt
Chief Financial Officer (Principal Financial Officer)

Date:	February 6, 2009

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